Exhibit 10.2

FIRST SUPPLEMENTAL INDENTURE

DATED AS OF NOVEMBER 14, 2002

AMONG

EVEREST REINSURANCE HOLDINGS, INC.,

AS ISSUER,

EVEREST RE GROUP, LTD.

(solely for the purposes of Section 4.2(b) and Article X),

AND

JPMORGAN CHASE BANK

AS TRUSTEE

TABLE OF CONTENTS

ARTICLE I
DEFINITIONS

Page
SECTION 1.1	Definition of Terms	2

ARTICLE II
GENERAL TERMS AND CONDITIONS OF THE SUBORDINATED DEBT SECURITIES

SECTION 2.1	Designation and Principal Amount	3
SECTION 2.2	Maturity	3
SECTION 2.3	Form and Payment	3
SECTION 2.4	[RESERVED]	4
SECTION 2.5	Interest	4

ARTICLE III
REDEMPTION OF THE SUBORDINATED DEBT SECURITIES

SECTION 3.1	Tax Event and Investment Company Event Redemption Price	4
SECTION 3.2	Optional Redemption	4
SECTION 3.3	No Sinking Fund	5

ARTICLE IV
EXTENSION OF INTEREST PAYMENT PERIOD; RESTRICTIONS APPLICABLE UPON CERTAIN EVENTS

SECTION 4.1	Extension of Interest Payment Period	5
SECTION 4.2	Restrictions Applicable Upon Certain Events	6

ARTICLE V DEFEASANCE

SECTION 5.1	No Defeasance	7

ARTICLE VI
ADDITIONAL EVENT OF DEFAULT

SECTION 6.1	Additional Event of Default	7

ARTICLE VII
SHORTENING OF STATED MATURITY

SECTION 7.1	No Shortening of Stated Maturity	8

ARTICLE VIII
FORM OF SUBORDINATED DEBT SECURITY

SECTION 8.1	Form of Subordinated Debt Security	8

ARTICLE IX
ORIGINAL ISSUE OF SUBORDINATED DEBT SECURITIES

SECTION 9.1	Original Issue of Subordinated Debt Securities	18

ARTICLE X
MISCELLANEOUS

SECTION 10.1	Submission to Jurisdiction; Agent for Service of Process	18
SECTION 10.2	Governing Law	18
SECTION 10.3	Separability	18
SECTION 10.4	Counterparts	19

ARTICLE XI
FURTHER MISCELLANOUSE PROVISIONS

SECTION 11.1	Ratification of Indenture	19
SECTION 11.2	Trustee Not Responsible For Recitals, ETC	19
SECTION 11.3	Guarantee Agreement and Trust Agreement	19

        FIRST SUPPLEMENTAL INDENTURE, dated as of November 14, 2002 (this “First Supplemental Indenture”), among Everest Reinsurance Holdings, Inc., a Delaware corporation (the “Corporation”), JPMorgan Chase Bank, as trustee (the “Trustee”), and solely for the purposes of Section 4.2(b) and Article X hereof, Everest Re Group, Ltd., a Bermuda company (“Everest Group”).

        WHEREAS, the Corporation executed and delivered the Junior Subordinated Indenture dated as of the date hereof (the “Base Indenture”) to the Trustee to provide for the future issuance of the Corporation’s junior subordinated debt securities (the “Securities”), to be issued from time to time in one or more series as might be determined by the Corporation under the Base Indenture;

        WHEREAS, pursuant to the terms of the Base Indenture, the Corporation desires to provide for the establishment of a new series of its Securities to be known as its 7.85% Junior Subordinated Debt Securities due November 15, 2032 (the “Subordinated Debt Securities”) with specific terms and provisions, the form and substance of such Subordinated Debt Securities and the terms, provisions and conditions thereof to be set forth as provided in the Base Indenture and this First Supplemental Indenture (together, the “Indenture”);

        WHEREAS, Everest Re Capital Trust, a Delaware statutory trust (the “Trust”), has offered to the public its 7.85% Preferred Securities (the “Preferred Securities”), representing undivided beneficial ownership interests in the assets of the Trust, and proposes to invest the proceeds from such offering, together with the proceeds of the issuance and sale by the Trust to the Corporation of its 7.85% Common Securities (the “Common Securities” and together with the Preferred Securities, the “Trust Securities”), in the Subordinated Debt Securities;

        WHEREAS, the Corporation has requested that the Trustee execute and deliver this First Supplemental Indenture and all requirements necessary to make this First Supplemental Indenture a valid instrument in accordance with its terms, and to make the Subordinated Debt Securities, when executed by the Corporation and authenticated and delivered by the Trustee, the valid obligations of the Corporation, have been done and performed and all acts and things necessary have been done and performed to make this First Supplemental Indenture enforceable in accordance with its terms, and the execution and delivery of this First Supplemental Indenture has been duly authorized in all respects; and

        WHEREAS, Everest Group has agreed for good and valuable consideration, the receipt of which is hereby acknowledge, to be a party to this First Supplemental Indenture solely for the purposes of Section 4.2(b) and Article X hereof;

        NOW THEREFORE, in consideration of the purchase and acceptance of the Subordinated Debt Securities by the Holders thereof, and for the purpose of setting forth, as provided in the Indenture, the form and substance of the Subordinated Debt Securities and the terms, provisions and conditions thereof, the Corporation and Everest Group (solely for the purposes of Section 4.2(b) and Article X hereof) each covenant and agree with the Trustee as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1                DEFINITION OF TERMS.

          Unless the context otherwise requires:

(a)     a term defined in the Base Indenture has the same meaning when used in this First Supplemental Indenture;

(b)     a term defined anywhere in this First Supplemental Indenture has the same meaning throughout;

(c)     the singular includes the plural and vice versa;

(d)     headings are for convenience of reference only and do not affect interpretation;

(e)     the following terms have the meanings given to them in the Trust Agreement: (i) Administrative Trustee; (ii) Business Day; (iii) Clearing Agency; (iv) Delaware Trustee; (v) Guarantee Agreement; (vi) Investment Company Event; (vii) Preferred Securities Certificate; (viii) Underwriting Agreement; (ix) Property Trustee; and (x)  Tax Event.

(f)     the following terms have the meanings given to them in this Section 1.1(f):

        “Coupon Rate” shall have the meaning set forth in Section 2.5.

        “Everest Group Rights Plan” means a plan of Everest Group providing for the issuance by Everest Group to all holders of its common shares, par value $0.01 per share, of rights entitling the holders thereof to subscribe for or purchase shares of any class or series of capital stock of Everest Group which rights (i) are deemed to be transferred with such common shares, and (ii) are also issued in respect of future issuances of such common shares, in each case until the occurrence of a specified event or events.

        “Extension Period” shall have the meaning set forth in Section 4.1.

        “Maturity Date” shall have the meaning set forth in Section 2.2

        “Trust Agreement” means the Amended and Restated Trust Agreement of Everest Re Capital Trust, a Delaware statutory trust, dated as of the date hereof.

ARTICLE II

GENERAL TERMS AND CONDITIONS OF

THE SUBORDINATED DEBT SECURITIES

 SECTION 2.1                DESIGNATION AND PRINCIPAL AMOUNT.

        There is hereby authorized a series of Securities designated the 7.85% Junior Subordinated Debt Securities due November 15, 2032 (the “Subordinated Debt Securities”), limited in aggregate principal amount to Two Hundred Six Million One Hundred Eighty Seven Thousand Dollars ($206,187,000), or Two Hundred Thirty One Million Nine Hundred Sixty One Thousand Dollars ($231,961,000) if the Underwriters’ (as defined in the Underwriting Agreement) over-allotment option pursuant to the Underwriting Agreement is exercised in full, which amount shall be as set forth in any Corporation Order of the Corporation for the authentication and delivery of Subordinated Debt Securities pursuant to Section 3.3 of the Base Indenture.

SECTION 2.2                MATURITY.

        The unpaid principal amount of the Subordinated Debt Securities shall be due and payable on November 15, 2032 (the “Maturity Date”).

SECTION 2.3                FORM AND PAYMENT.

        Except as provided in Section 3.5 of the Base Indenture, the Subordinated Debt Securities shall be issued in fully registered certificated form without interest coupons, bearing identical terms, registered in the name of the Property Trustee of the Trust on behalf of the Trust. The form of the Subordinated Debt Securities is set forth in Article VIII hereof and the terms of such Securities as set forth in such form are incorporated herein by reference. Principal and interest on the Subordinated Debt Securities issued in certificated form will be payable, the transfer of such Subordinated Debt Securities will be registrable and such Subordinated Debt Securities will be exchangeable for Subordinated Debt Securities bearing identical terms and provisions at the office or agency of the Trustee; provided, however, that payment of interest may be made at the option of the Corporation by check mailed to the Holder at such address as shall appear in the Security Register and as otherwise set forth in the form of Subordinated Debt Securities. Notwithstanding the foregoing, so long as the Holder of any Subordinated Debt Securities is the Property Trustee, the payment of the principal of and interest (including Additional Interest and Additional Sums, if any) on such Subordinated Debt Securities held by the Property Trustee will be made at such place and to such account as may be designated by the Property Trustee. In case the Subordinated Debt Securities are issued in the form of Global Securities in accordance with Section 3.5(e) of the Base Indenture, unless otherwise designated by the Corporation, the Depositary therefor shall be The Depository Trust Company.

SECTION 2.4[RESERVED]

SECTION 2.5                  INTEREST.

        Each Subordinated Debt Security will bear interest at the rate of 7.85% per annum (the “Coupon Rate”) from the original date of issuance until the Maturity Date, together with Additional Sums, if any, and on any overdue principal and (to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the Coupon Rate compounded quarterly, payable (subject to the provisions of Article IV herein) quarterly in arrears on February 15, May 15, August 15, and November 15, of each year (each, an “Interest Payment Date”) commencing on February 15, 2003 to the Person in whose name such Subordinated Debt Security or any Predecessor Security is registered, at the close of business on the Regular Record Date for such interest installment, except as provided in Section 3.8 of the Base Indenture; provided that no Additional Sums shall accrue or be payable in respect of Subordinated Debt Securities distributed to holders of Preferred Securities in connection with a dissolution of the Trust.

ARTICLE III

REDEMPTION OF THE SUBORDINATED DEBT SECURITIES

SECTION 3.1        Tax Event and Investment Company Event Redemption Price.

        If a Tax Event or Investment Company Event shall occur and be continuing, and the Corporation elects, at its option, to redeem the Subordinated Debt Securities in whole (but not in part) in accordance with Article XI of the Base Indenture, the Redemption Price shall be equal to the aggregate principal amount of the Subordinated Debt Securities subject to redemption plus accrued and unpaid interest thereon, including Additional Interest and Additional Sums, if any, to the date of such redemption; provided that the Redemption Price of Subordinated Debt Securities redeemed in accordance with Section 3.1 of this Supplemental Indenture within 90 days of a Tax Event shall not include Additional Sums arising in respect of such Securities as a result of such Tax Event.

SECTION 3.2                OPTIONAL REDEMPTION.

        On or after November 14, 2007, the Corporation, at its option, may from time to time redeem the Subordinated Debt Securities in whole or in part at a Redemption Price equal to the aggregate principal amount of the Subordinated Debt Securities subject to redemption plus accrued and unpaid interest thereon, including Additional Interest and Additional Sums, if any, to the date of such redemption. Payment of the Redemption Price to each Holder of Subordinated Debt Securities shall be made by the Corporation, no later than 12:00 noon, New York City time, on the Redemption Date, in the manner set forth in the third paragraph of the form of Subordinated Debt Securities or so long as the Holder of the Subordinated Debt Securities is the Property Trustee such payment shall be made at such place and to such account as may be designated by the Property Trustee. If the Paying Agent (other than the Corporation) holds in trust immediately available funds sufficient to pay the Redemption Price of the Subordinated Debt Securities (or, if the Corporation is acting as Paying Agent and has set aside and segregated in trust such funds or the Property Trustee has received the Redemption Price), then, on such Redemption Date, such Subordinated Debt Securities will cease to be Outstanding and interest thereon will cease to accrue, whether or not such Subordinated Debt Securities have been received by the Paying Agent, and all other rights of the Holder in respect of the Subordinated Debt Securities shall terminate and lapse (other than the right to receive the Redemption Price upon delivery of such Subordinated Debt Securities but without interest on such Redemption Price).

SECTION 3.3                NO SINKING FUND.

        The Subordinated Debt Securities are not entitled to the benefit of any sinking fund.

ARTICLE IV

EXTENSION OF INTEREST PAYMENT PERIOD; RESTRICTIONS APPLICABLE UPON CERTAIN EVENTS

SECTION 4.1                EXTENSION OF INTEREST PAYMENT PERIOD.

        So long as no Event of Default has occurred or is continuing under the Indenture, the Corporation shall have the right, in accordance with Section 3.12 of the Base Indenture, at any time during the term of the Subordinated Debt Securities, from time to time, to defer the payment of interest on such Subordinated Debt Securities for a period not exceeding 20 consecutive quarterly interest payment periods with respect to each such period, provided that no such period may extend beyond the Maturity Date of the Subordinated Debt Securities or end on a date other than an Interest Payment Date (each, an “Extension Period”), during which Extension Periods the Corporation shall have the right to make no payments or partial payments of interest on any Interest Payment Date. Prior to the termination of any such Extension Period, the Corporation may further extend the interest payment period, provided that no Extension Period shall exceed 20 consecutive quarterly interest payment periods or extend beyond the Maturity Date of the Subordinated Debt Securities or end on a date other than an Interest Payment Date. Additional Interest will accrue at the Coupon Rate on payments of interest deferred during the Extension Period. At the end of any such Extension Period the Corporation shall pay all interest then accrued and unpaid on the Subordinated Debt Securities (together with Additional Interest thereon at the rate specified for the Subordinated Debt Securities of such series to the extent permitted by applicable law). Upon the termination of any such Extension Period and upon the payment of all accrued and unpaid interest and Additional Interest then due on any Interest Payment Date, the Corporation may elect to begin a new Extension Period, subject to the above conditions, the conditions set forth in the Subordinated Debt Securities and the applicable conditions set forth in the Indenture.

SECTION 4.2                RESTRICTIONS APPLICABLE UPON CERTAIN EVENTS.

(a)     (i) During any Extension Period, (ii) during the continuance of an Event of Default or (iii) during the continuance of an Event of Default under the Guarantee Agreement, the Corporation shall not, and shall cause each of its Subsidiaries not to (A) declare or pay any dividends or distributions on, or redeem, purchase, acquire or make a liquidation payment with respect to, any of the Corporation’s capital stock, or (B) make any payment of principal of or interest or premium, if any, on or repay, repurchase or redeem any debt securities of the Corporation that rank pari passu in all respects with or junior in interest to the Subordinated Debt Securities or make any guarantee payments with respect to any guarantee by the Corporation of the debt securities of any Subsidiary of the Corporation if such guarantee ranks pari passu or junior in interest to the Subordinated Debt Securities (other than in the case of (A) and (B), (a) repurchases, redemptions or other acquisitions of shares of capital stock of the Corporation in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of any one or more employees, officers, directors or consultants, in connection with a dividend reinvestment or stockholder stock purchase plan or in connection with the issuance of capital stock of the Corporation (or securities convertible into or exercisable for such capital stock) as consideration in an acquisition transaction entered into prior to the applicable Extension Period or Event of Default, (b) repurchases, redemptions or other acquisitions as a result of an exchange or conversion of any class or series of the Corporation’s capital stock (or any capital stock of a Subsidiary of the Corporation) for any class or series of the Corporation’s capital stock or of any class or series of the Corporation’s indebtedness for any class or series of the Corporation’s capital stock, (c) the purchase of fractional interests in shares of the Corporation’s capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged, (d) any declaration of a dividend in connection with any Rights Plan, or the issuance of rights, stock or other property under any Rights Plan, or the redemption or repurchase of rights pursuant thereto, or (e) any dividend in the form of stock, warrants, options or other rights where the dividend stock or the stock issuable upon exercise of such warrants, options or other rights is the same stock as that on which the dividend is being paid or ranks pari passu with or junior to such stock).

(b)     During any Extension Period, Everest Group shall not and shall cause its Subsidiaries not to declare or pay any dividends or distributions on, or redeem, purchase, acquire or make a liquidation payment with respect to, any of Everest Group’s capital stock (other than (i) repurchases, redemptions or other acquisitions of shares of capital stock of Everest Group in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of any one or more employees, officers, directors or consultants, in connection with a dividend reinvestment or stockholder stock purchase plan or in connection with the issuance of capital stock of Everest Group (or securities convertible into or exercisable for such capital stock) as consideration in an acquisition transaction entered into prior to the applicable Extension Period, (ii) repurchases, redemptions or other acquisitions as a result of an exchange or conversion of any class or series of Everest Group’s capital stock (or any capital stock of a Subsidiary of Everest Group) for any class or series of Everest Group’s capital stock or of any class or series of Everest Group’s indebtedness for any class or series of Everest Group’s capital stock, (iii) the purchase of fractional interests in shares of Everest Group’s capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged, (iv) any declaration of a dividend in connection with any Everest Group Rights Plan, or the issuance of rights, stock or other property under any Everest Group Rights Plan, or the redemption or repurchase of rights pursuant thereto, or (v) any dividend in the form of stock, warrants, options or other rights where the dividend stock or the stock issuable upon exercise of such warrants, options or other rights is the same stock as that on which the dividend is being paid or ranks pari passu with or junior to such stock).

ARTICLE V

DEFEASANCE

SECTION 5.1                NO DEFEASANCE.

        The Subordinated Debt Securities are not subject to defeasance pursuant to Section 13.2 or 13.3 of the Base Indenture.

ARTICLE VI

ADDITIONAL EVENT OF DEFAULT

SECTION 6.1                ADDITIONAL EVENT OF DEFAULT.

        The following shall be an additional Event of Default under Section 5.1 of the Base Indenture, which Event of Default shall be solely with respect to the Subordinated Debt Securities:

        Default in the performance or breach of Section 4.2(b) of this First Supplemental Indenture and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Corporation by the Trustee or to the Corporation and the Trustee by the Holders of at least 33% in principal amount of the Outstanding Subordinated Debt Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a “Notice of Default” under the Indenture, unless the Trustee, or the Trustee and the Holders of a principal amount of Subordinated Debt Securities not less than the principal amount of Subordinated Debt Securities that gave such notice, as the case may be, shall agree in writing to an extension of such period prior to its expiration; provided, however, that the Trustee, or the Trustee and the Holders of such principal amount of Subordinated Debt Securities, as the case may be, shall be deemed to have agreed to an extension of such period if corrective action is initiated by the Corporation and Everest Group within such period and is being diligently pursued.

ARTICLE VII

SHORTENING OF STATED MATURITY

SECTION 7.1                NO SHORTENING OF STATED MATURITY.

        The corporation shall not have the right to shorten the maturity of the Subordinated Debt Securities pursuant to Section 3.15 of the Base Indenture.

ARTICLE VIII

FORM OF SUBORDINATED DEBT SECURITY

SECTION 8.1                FORM OF SUBORDINATED DEBT SECURITY.

        The Subordinated Debt Securities and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the following forms:

[FORM OF FACE OF SUBORDINATED DEBT SECURITY]

[IF THE SUBORDINATED DEBT SECURITY IS TO BE A GLOBAL SECURITY, INSERT — THIS SUBORDINATED DEBT SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS SUBORDINATED DEBT SECURITY IS EXCHANGEABLE FOR SUBORDINATED DEBT SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

        UNLESS THIS SUBORDINATED DEBT SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY SUBORDINATED DEBT SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

EVEREST REINSURANCE HOLDINGS, INC.

7.85% Junior Subordinated Debt Security due November 15, 2032

No. $

[CUSIP No.__________________]

        EVEREST REINSURANCE HOLDINGS, INC., a corporation organized and existing under the laws of Delaware (hereinafter called the “Corporation”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to [_______________], or registered assigns, the principal sum of [__________] Dollars on November 15, 2032 [if the Security is a Global Security, then insert, if applicable — , or such other principal amount represented hereby as may be set forth in the records of the Securities Registrar hereinafter referred to in accordance with the Indenture]. The Corporation further promises to pay interest on said principal sum from November 14, 2002, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, quarterly (subject to deferral as set forth herein) in arrears on February 15, May 15, August 15 and November 15 of each year, commencing February 15, 2003, at the rate of 7.85% per annum, together with Additional Sums, if any, as provided in Section 10.6 of the Indenture until the principal hereof is paid or duly provided for or made available for payment; provided, however, that any overdue principal, premium or Additional Sums and any overdue installment of interest (whether as a result of the Corporation’s election of an Extension Period or otherwise) shall bear Additional Interest at the rate of 7.85% per annum (to the extent that the payment of such interest shall be legally enforceable), compounded quarterly, from the dates such amounts are due until they are paid or made available for payment; provided further, that no Additional Sums shall accrue or be payable in respect of Subordinated Debt Securities distributed to holders of Preferred Securities in connection with a dissolution of the Trust. The amount of interest payable for any full interest period will be computed by dividing the rate per annum by four. The amount of interest payable for any partial interest period shall be computed on the basis of the number of days elapsed in a 360-day year of twelve 30-day months and the actual number of days elapsed in a partial month in such period. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest installment. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

        So long as no Event of Default has occurred and is continuing, the Corporation shall have the right, at any time during the term of this Security, from time to time to defer the payment of interest on this Security for up to 20 consecutive quarterly interest payment periods with respect to each deferral period (each, an “Extension Period”), during which Extension Periods the Corporation shall have the right to make no payments or partial payments of interest on any Interest Payment Date, and at the end of which the Corporation shall pay all interest then accrued and unpaid including any Additional Interest, as provided below; provided, however, that no Extension Period shall extend beyond the Stated Maturity of the principal of this Security and no such Extension Period may end on a date other than an Interest Payment Date; and provided, further, however, that (A) during any such Extension Period, (B) during the continuance of an Event of Default or (C) during the continuance of an Event of Default (as defined in the Guarantee Agreement described in the Trust Agreement), the Corporation shall not and shall cause each of its Subsidiaries not to (i) declare or pay any dividends or distributions on, or redeem, purchase, acquire or make a liquidation payment with respect to, any of the Corporation’s capital stock, or (ii) make any payment of principal of or interest or premium, if any, on or repay, repurchase or redeem any debt securities of the Corporation that rank pari passu in all respects with or junior in interest to this Security or make any guarantee payments with respect to any guarantee by the Corporation of the debt securities of any Subsidiary of the Corporation if such guarantee ranks pari passu or junior in interest to the Securities (other than in the case of (i) and (ii), (a) repurchases, redemptions or other acquisitions of shares of capital stock of the Corporation in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of any one or more employees, officers, directors or consultants, in connection with a dividend reinvestment or stockholder stock purchase plan or in connection with the issuance of capital stock of the Corporation (or securities convertible into or exercisable for such capital stock) as consideration in an acquisition transaction entered into prior to the applicable Extension Period or Event of Default, (b) repurchases, redemptions or other acquisitions as a result of an exchange or conversion of any class or series of the Corporation’s capital stock (or any capital stock of a Subsidiary of the Corporation) for any class or series of the Corporation’s capital stock or of any class or series of the Corporation’s indebtedness for any class or series of the Corporation’s capital stock, (c) the purchase of fractional interests in shares of the Corporation’s capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged, (d) any declaration of a dividend in connection with any Rights Plan, or the issuance of rights, stock or other property under any Rights Plan, or the redemption or repurchase of rights pursuant thereto, or (e) any dividend in the form of stock, warrants, options or other rights where the dividend stock or the stock issuable upon exercise of such warrants, options or other rights is the same stock as that on which the dividend is being paid or ranks pari passu with or junior to such stock). Prior to the termination of any such Extension Period, the Corporation may further defer the payment of interest, provided, however, that no Extension Period shall exceed 20 consecutive quarterly interest payment periods, extend beyond the Stated Maturity of the principal of this Security or end on a date other than an Interest Payment Date. Upon the termination of any such Extension Period and upon the payment of all accrued and unpaid interest and Additional Interest then due on any Interest Payment Date, the Corporation may elect to begin a new Extension Period, subject to the above conditions. No interest shall be due and payable during an Extension Period, except at the end thereof, but each installment of interest that would otherwise have been due and payable during such Extension shall bear Additional Interest (to the extent that the payment of such interest shall be legally enforceable) at the rate of 7.85% per annum, compounded quarterly and calculated as set forth in the first paragraph of this Security, from the dates on which amounts would otherwise have been due and payable until paid or made available for payment. The Corporation shall give the Holder of this Security and the Trustee notice of its election to begin any Extension Period at least one Business Day prior to the next succeeding Interest Payment Date on which interest on this Security would be payable but for such deferral or so long as such Securities are held by Everest Re Capital Trust, at least one Business Day prior to the earlier of (i) the next succeeding date on which Distributions on the Preferred Securities of such Issuer Trust would be payable but for such deferral, and (ii) the date on which the Property Trustee of such Issuer Trust is required to give notice to the New York Stock Exchange or other applicable self-regulatory agency or to holders of such Preferred Securities of the record date or the date such Distributions are payable.

        Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Corporation maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Corporation payment of interest may be made (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the Securities Register, or (ii) by wire transfer in immediately available funds at such place and to such account as may be designated by the Person entitled thereto as specified in the Securities Register; provided that the Paying Agent shall have received satisfactory wire transfer instructions at least five Business Days prior to the applicable payment date.

        The indebtedness evidenced by this Security is, to the extent provided in the Indenture, subordinate and junior in right of payment to the prior payment in full of all Senior Indebtedness, and this Security is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his or her behalf to take such actions as may be necessary or appropriate to effectuate the subordination so provided, and (c) appoints the Trustee his or her attorney-in-fact for any and all such purposes. Each Holder hereof, by his or her acceptance hereof, waives all notice of the acceptance of the subordination provisions contained herein and in the Indenture by each holder of Senior Indebtedness, whether now outstanding or hereafter incurred, and waives reliance by each such holder upon said provisions.

        Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

        Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

        IN WITNESS WHEREOF, the Corporation has caused this instrument to be duly executed under its corporate seal.

EVEREST REINSURANCE
HOLDINGS, INC.

By:
Name:
Title:

Attest:

[Secretary of Assistant Secretary]

[FORM OF REVERSE OF SUBORDINATED DEBT SECURITY]

        This Security is one of a duly authorized issue of securities of the Corporation (herein called the “Securities”), issued and to be issued in one or more series under the Junior Subordinated Indenture, dated as of November 14, 2002 between the Corporation and JPMorgan Chase Bank, as Trustee, as supplemented by the First Supplemental Indenture thereto dated as of November 14, 2002 (herein collectively called the “Indenture”), among the Corporation, JPMorgan Chase Bank, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and, solely for purposes of Section 4.2(b) and Article X thereof, Everest Re Group, Ltd., a Bermuda company, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Corporation, the Trustee, the holders of Senior Indebtedness and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to $206,187,000 (or $231,961,000 if the Underwriters’ over-allotment option pursuant to the Underwriting Agreement is exercised in full).

        All terms used in this Security that are defined in the Indenture or in the Amended and Restated Trust Agreement, dated as of November 14, 2002, (as modified, amended or supplemented from time to time, the “Trust Agreement”), relating to Everest Re Capital Trust (the “Issuer Trust”) among the Corporation, as Depositor, the Trustees named therein and the Holders from time to time of the Trust Securities issued pursuant thereto, shall have the meanings assigned to them in the Indenture or the Trust Agreement, as the case may be.

        The Corporation may at any time, at its option, on or after November 14, 2007 and subject to the terms and conditions of Article XI of the Indenture and Article III of said First Supplemental Indenture, redeem this Security in whole at any time or in part from time to time, at a Redemption Price equal to 100% of the principal amount hereof, together, in the case of any such redemption, with accrued interest, including any Additional Interest and Additional Sums, if any, to but excluding the date fixed for redemption.

        In addition, upon the occurrence and during the continuation of a Tax Event or an Investment Company Event in respect of the Issuer Trust, the Corporation may, at its option, at any time within 90 days of the occurrence and during the continuation of such Tax Event or Investment Company Event, as the case may be, redeem this Security, in whole but not in part, subject to the terms and conditions of Article XI of the Indenture and Article III of said First Supplemental Indenture, at a redemption price equal to 100% of the principal amount hereof, together, in the case of any such redemption, with accrued interest, including any Additional Interest and Additional Sums, if any, to but excluding the date fixed for redemption.

        In the event of redemption of this Security in part only, a new Security or Securities of this series for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

        The Indenture permits, with certain exceptions as therein provided, the Corporation and the Trustee at any time to enter into a supplemental indenture or indentures for the purpose of modifying in any manner the rights and obligations of the Corporation and of the Holders of the Securities, with the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series to be affected by such supplemental indenture. The Indenture also contains provisions permitting Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Corporation with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

        As provided in and subject to the provisions of the Indenture, if an Event of Default with respect to the Securities of this series at the time Outstanding occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 33% in aggregate principal amount of the Outstanding Securities of this series may declare the principal amount of all the Securities of this series to be due and payable immediately, by a notice in writing to the Corporation (and to the Trustee if given by Holders); provided, however, that, if upon an Event of Default, the Trustee or such Holders fail to declare the principal of all the Outstanding Securities of this series to be immediately due and payable, the holders of at least 33% in aggregate Liquidation Amount of the Preferred Securities then Outstanding shall have the right to make such declaration by a notice in writing to the Corporation and the Trustee; and upon any such declaration the principal amount of and the accrued interest (including Additional Interest and Additional Sums, if any) on all the Securities of this series shall become immediately due and payable, provided, however, that the payment of principal and interest (including Additional Interest and Additional Sums, if any) on such Securities shall remain subordinated to the extent provided in Article XIV of the Indenture.

        No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay the principal of and any premium and interest (including any Additional Interest) on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

        As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Securities Register, upon surrender of this Security for registration of transfer at the office or agency of the Corporation maintained under Section 10.2 of the Indenture for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Corporation and the Securities Registrar duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Securities of this series, of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

        The Securities of this series are issuable only in registered form without coupons in denominations of $25.00 and any integral multiple of $25.00 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

        No service charge shall be made for any such registration of transfer or exchange, but the Corporation may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

        The Corporation, the Trustee and any agent of the Corporation or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Corporation, the Trustee nor any such agent shall be affected by notice to the contrary.

        The Corporation and, by its acceptance of this Security or a beneficial interest therein, the Holder of, and any Person that acquires a beneficial interest in, this Security agree that for United States Federal, state and local tax purposes it is intended that this Security constitute indebtedness.

        THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS THEREOF.

ASSIGNMENT

        FOR VALUE RECEIVED, the undersigned assigns and transfers this Subordinated Debt Security to:

        (Insert assignee’s social security or tax identification number)

        (Insert address and zip code of assignee)

      and irrevocably appoints agent to transfer this Subordinated Debt Security on the books of the Securities Registrar. The agent may substitute another to act for him or her.

Date:
Signature:
Signature Guarentee:

(Sign exactly as your name appears on the other side of this Subordinated Debt Security)

SIGNATURE GUARANTEE

        Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

[FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

        This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date:
JPMORGAN CHASE BANK

as Trustee

By:
Authorized officer

ARTICLE IX

ORIGINAL ISSUE OF SUBORDINATED DEBT SECURITIES

SECTION 9.1           ORIGINAL ISSUE OF SUBORDINATED DEBT SECURITIES.

        Subordinated Debt Securities in the aggregate principal amount not to exceed $206,187,000 ($231,961,000 if the Underwriters’ over-allotment option pursuant to the Underwriting Agreement and the Pricing Agreement, dated November 8, 2002 relating thereto is exercised in full) may, upon execution of this First Supplemental Indenture, be executed by the Corporation and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver said Subordinated Debt Securities in accordance with a Corporation Order, without any further action by the Corporation.

ARTICLE X

MISCELLANEOUS

SECTION 10.1          SUBMISSION TO JURISDICTION; AGENT FOR SERVICE OF PROCESS.

        Everest Group hereby submits to jurisdiction in New York State with respect to actions arising out of or in connection with any suit, action or proceeding based on this First Supplemental Indenture. Everest Group has the necessary corporate power and authority, and has taken all corporate action required, to appoint Joseph A. Gervasi, Vice President, General Counsel and Secretary of Everest Group as agent for the receipt of any service of process with respect to such actions.

SECTION 10.2                   GOVERNING LAW.

        THIS FIRST SUPPLEMENTAL INDENTURE AND THE SUBORDINATED DEBT SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS THEREOF.

SECTION 10.3                  SEPARABILITY.

        If any provision in this First Supplemental Indenture or in the Subordinated Debt Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and the Subordinated Debt Securities shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

SECTION 10.4                  COUNTERPARTS.

        This First Supplemental Indenture may be executed in any number of counterparts each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

ARTICLE XI

FURTHER MISCELLANOUSE PROVISIONS

SECTION 11.1                RATIFICATION OF INDENTURE.

        The Base Indenture as supplemented by this First Supplemental Indenture, is in all respects ratified and confirmed, and this First Supplemental Indenture shall be deemed part of the Base Indenture in the manner and to the extent herein and therein provided.

SECTION 11.2           Trustee Not Responsible For Recitals, ETC.

        The recitals herein contained are made by the Corporation and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof and the Trustee makes no representation as to the validity or sufficiency of this First Supplemental Indenture or of the Subordinated Debt Securities.

SECTION 11.3                GUARANTEE AGREEMENT AND TRUST AGREEMENT.

        The Guarantee Agreement and the Trust Agreement shall be deemed to be specifically described in this First Supplemental Indenture for purposes of clause (i) of the first proviso contained in Section 310(b) of the Trust Indenture Act.

        [Remainder of page intentionally left blank.]

        IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

EVEREST REINSURANCE HOLDINGS,
INC.

By:
Name:
Title:
Attest:
Everest Re Group, LTD.
Solely for the purpose of Section 4.2(b)
and Article X hereof

By:
Name:
Title:
Attest:
JPMORGAN CHASE BANK
as Trustee and not in its individual capacity

By:
Name:
Title
Attest: